Federated Bond Fund
Class A Shares
Class B Shares
Class C Shares
Class F Shares
(A portfolio of Federated Investment Series Funds, Inc.)
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Supplement to the Prospectus dated December 31, 1999


On page 16 of the prospectus for A, B, & C shares, and on page 15 for the prospectus for the F Shares, please add the following biography of Christopher J. Smith to the section entitled "The Fund's Portfolio Managers" are:

      "Christopher J. Smith has been the Fund's Portfolio Manager since June 2000. Mr. Smith joined Federated in 1995 as a Portfolio Manager and a Vice President of a Federated advisory subsidiary. He has been a Vice President of the Fund's Adviser since 1997. He was a Assistant Vice President of Provident Life & Accident Insurance Company from 1987 through 1994. Mr. Smith is a Chartered Financial Analyst. He received his M.A. in Economics and Finance from the University of Kentucky."

Joseph M. Balestrino and Mark E. Durbiano remain as Portfolio Managers of the Fund.



                                                      June 30, 2000




Cusip 31420F103
Cusip 31420F202
Cusip 31420F301
Cusip 31420F400

G2041304B (6/00)